EXHIBIT 10.1

Province of British Columbia

FORM 19
(Section 348)

Certificate of Incorporation No.: 602601

COMPANY ACT

S P E C I A L    R E S O L U T I O N

The following special resolution was passed by the undermentioned company on the date stated:

Name of Company: First Trimark Ventures Inc.

Date resolution passed: April 23, 2003

Resolution:

“BE IT RESOLVED AS A SPECIAL RESOLUTION that:

1.
The authorized capital of the company be altered by consolidating all of the 100,000,000 common shares without par value, of which 7,687,000 common shares are issued and outstanding, into 10,000,000 common shares without par value, of which 768,700 common shares are issued and outstanding, each ten (10) shares being consolidated into one (1) share;

2.
The authorized capital of the Company be altered by increasing the authorized common shares from 10,000,000 common shares without par value, of which 768,700 common shares are issued, to 100,000,000 common shares without par value, of which 768,000 common shares are issued;

3.	Paragraph 2 of the memorandum of the Company is altered to read:

	“2.	The authorized capital of the Company consists of 200,000,000 common shares divided into:

		(a)	100,000,000 common shares without par value; and

		(b)	100,000,000 preferred shares without par value”;

4.	The memorandum of the Company, as altered by the proposed special resolutions, is attached as Schedule “A”.”.

“BE IT RESOLVED AS A SPECIAL RESOLUTION that:

1.	The name “First Trimark Ventures Inc.” is changed to “Lumina Copper Corp.” and the first paragraph of the Memorandum of First Trimark Ventures Inc. be changed to read:

	1.	The name of the Company is “Lumina Copper Corp.”;

2.	The Memorandum of First Trimark Ventures Inc. as altered be in the form attached hereto as Schedule A;”.

CERTIFIED A TRUE COPY this 21 day of May, 2003.

“Aly Alibhai”

Aly Alibhai, Director